Filed Pursuant to Rule 497 (e)

Registration No. 033-08746

THE TOCQUEVILLE TRUST

SUPPLEMENT DATED July 1, 2010, TO THE

PROSPECTUS DATED March 1, 2010

The purpose of this supplement is to inform investors that effective immediately, Mr. P. Drew Rankin, Mr. Doug Adams and Mr. Allen Huang will no longer serve as co-portfolio managers of The Tocqueville Small Cap Fund. Messrs. Rankin, Adams and Huang will be replaced by Mr. Thomas R.Vandeventer.

As a result, on page 7 of the Prospectus, the paragraph under the section entitled “Management: Portfolio Managers” is revised to read as follows:

“Thomas R.Vandeventer, Managing Director of Tocqueville Asset Management, L.P. is the portfolio manager of the Small Cap Fund effective July 1, 2010.”

In addition, on page 31 of the Prospectus, the fifth, sixth and seventh paragraphs under “Portfolio Management” regarding Messrs. Rankin, Adams and Huang should be deleted and replaced with the following:

“Thomas R. Vandeventer is the portfolio manager of The Tocqueville Small Cap Fund effective July 1, 2010. Mr. Vandeventer also serves as a Managing Director of the Advisor. Prior to joining the Advisor in 2006, Mr. Vandeventer was a Managing Director at Clearbridge Advisors (Legg Mason) and Citigroup Global Asset Management since 1986. Mr. Vandeventer received his BA from the University of Virginia and his MBA from Columbia University.”

Please retain this Supplement with your Prospectus for reference.